FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


          PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES ACT OF 1934


       Date of Report (Date of earliest event reported): September 3, 2004



                          THE HARTCOURT COMPANIES, INC.
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             (Exact name of registrant as specified in its charter.)


                                      Utah
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                    (State of incorporation or organization)


                                    001-12671
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                            (Commission File Number)


                                   87-0400541
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                      (I.R.S. Employee Identification No.)


              911 E. Colorado Blvd. Third Floor Pasadena, CA 91106
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (626) 844 2437



Item 2.01 Completion of Acquisition or Disposition of Assets

          On June 28, 2003, The Hartcourt Companies, Inc., a Utah Corporation (Registrant), signed sale and purchase agreements ("S&P agreements") to acquire a 51% equity interest in Wenzhou Zhongnan Group in consideration for restricted common stock of the Registrant. On September 1, 2004, the Registrant signed discontinuance agreements with the shareholders of Wenzhou Zhongnan Group to rescind the S&P Agreements, pursuant to which all of Registrant's equity interest in Wenzhou Zhongnan Group will be returned to respective former shareholders of Wenzhou Zhongnan Group, and pursuant to which Registrant's restricted common stock will be returned to Registrant and cancelled. After the discontinuance of the S&P agreements, the registrant will not hold any equity interest in the Wenzhou Zhongnan Group.

          The 51% equity interest in Wenzhou Zhongnan Group was acquired by the Company on September 16, 2003 for a total consideration of US$5,011,353 paid by issuance of 8,415,370 common stock, restricted under the Rule 144 of the US securities laws.



                                    SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE HARTCOURT COMPANIES INC.



Dated: September 3, 2004                     By: /s/ Carrie Hartwick
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                                                     Carrie Hartwick
                                                     Chief Executive Officer